UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

PriceSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 9, 2013, PriceSmart, Inc. issued a press release regarding its results of operations for its first quarter ended November 30, 2012 and its net warehouse club sales for the month ended December 31, 2012. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:
Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated January 9, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2013	/S/ JOHN M. HEFFNER
John M. Heffner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PriceSmart, Inc. dated January 9, 2013.

PriceSmart Announces First Quarter Results of Operations and December Sales

San Diego, CA (January 9, 2013) - PriceSmart, Inc. (NASDAQ: PSMT,) today announced its results of operations for the first quarter of fiscal year 2013 which ended on November 30, 2012.

For the first quarter of fiscal year 2013, net warehouse club sales increased 11.8% to $523.6 million from $468.2 million in the first quarter of fiscal year 2012. Total revenues for the first quarter of fiscal year 2013 was $535.3 million compared to $477.5 million in the first quarter of the prior year. The Company had 30 clubs in operation as of November 30, 2012, compared to 29 warehouse clubs in operation as of November 30, 2011.

The Company recorded operating income for the first quarter of $29.8 million, compared to operating income of $24.3 million for the first quarter of the prior year. Net income was $20.0 million, or $0.66 per diluted share, in the first quarter of fiscal year 2013. Net income in the first quarter of fiscal year 2012 was $14.0 million, or $0.47 per diluted share.

For the month of December 2012, net sales increased 11.6% to $253.7 million from $227.4 million in December a year earlier. For the four months ended December 31, 2012, net sales increased 11.7% to $777.3 million from $695.6 million in the same period last year. There were 30 warehouse clubs in operation at the end of December 2012 compared to 29 warehouse clubs in operation in December 2011.

For the four weeks ended December 30, 2012, comparable warehouse sales for the 29 warehouse clubs open at least 13 1/2 full months increased 13.7% compared to the same four-week period last year. For the seventeen-week period ended December 30, 2012, comparable warehouse sales increased 9.9% compared to the comparable seventeen-week period a year ago.

PriceSmart management plans to host a conference call at 12:00 p.m. Eastern time (9:00 a.m. Pacific time) on Thursday, January 10, 2013, to discuss the financial results.

Individuals interested in participating in the conference call may do so by dialing (888) 359-3624 toll free, and entering participant code 4470837.

A digital replay will be available through January 31, 2013, following the conclusion of the call by dialing (888) 203-1112 for domestic callers, or (719) 457-0820 for international callers, and entering relay passcode 4470837.

About PriceSmart

PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Latin America and the Caribbean, selling high quality merchandise at low prices to PriceSmart members. PriceSmart now operates 30 warehouse clubs in 12 countries and one U.S. territory (five in Costa Rica; four each in Panama and Trinidad; three each in Guatemala and the Dominican Republic; two each in Colombia, El Salvador, and Honduras; and one each in Aruba, Barbados, Jamaica, Nicaragua and the United States Virgin Islands).

This press release may contain forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow and related matters. These forward-looking statements include, but are not limited to, statements containing the words “expect,” “believe,” “will,” “may,” “should,” “project,” “estimate,” “anticipated,” “scheduled,” and like expressions, and the negative thereof. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the following risks: the Company's financial performance is dependent on international operations which exposes the Company to various risks; any failure by the Company to manage its widely dispersed operations could adversely affect its business; the Company faces significant competition; future sales growth could be dependent upon the Company acquiring suitable sites for additional warehouse clubs; the Company faces difficulties in the shipment of, and risks inherent in the acquisition and importation of, merchandise to its warehouse clubs; the Company is exposed to weather and other natural disaster risks; general economic conditions could adversely impact the Company's business in various respects; the Company is subject to changes in relationships and agreements with third parties with which the Company does business; a few of the Company's stockholders own nearly 30.4% of the Company's voting stock, which may make it difficult to complete some corporate transactions without their support and may impede a change in control; the loss of key personnel could harm the Company's business; the Company is subject to volatility in foreign currency exchange rates; the Company faces the risk of exposure to product liability claims, a product recall and adverse publicity; a determination that the Company's long-lived or intangible assets have been impaired could adversely affect the Company's future results of operations and financial position; although the Company takes steps to continuously review, enhance, and implement improvements to its internal controls, there may be material weaknesses or significant deficiencies that the Company has not yet identified; as well as the other risks detailed in the Company's U.S. Securities and Exchange Commission (“SEC”) reports, including the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2012, filed pursuant to the Securities Exchange Act of 1934 on October 30, 2012. We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

For further information, please contact John M. Heffner, Principal Financial Officer and Principal Accounting Officer (858) 404-8826.

PRICESMART, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED-AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended November 30,
	2012	2011
Revenues:
Net warehouse club sales	$523,599	$468,192
Export sales	3,073	2,249
Membership income	7,673	6,331
Other income	941	679
Total revenues	535,286	477,451
Operating expenses:
Cost of goods sold:
Net warehouse club	444,944	399,865
Export	2,835	2,161
Selling, general and administrative:
Warehouse club operations	45,842	41,891
General and administrative	11,158	9,111
Pre-opening expenses	737	162
Total operating expenses	505,516	453,190
Operating income	29,770	24,261
Other income (expense):
Interest income	294	184
Interest expense	(1,218)	(1,254)
Other income (expense), net	(58)	(1,269)
Total other expense	(982)	(2,339)
Income from continuing operations before provision for income taxes and income (loss) of unconsolidated affiliates	28,788	21,922
Provision for income taxes	(8,779)	(7,933)
Income (loss) of unconsolidated affiliates	(4)	7
Income from continuing operations	20,005	13,996
Income (loss) from discontinued operations, net of tax	—	(7)
Net income	20,005	13,989
Net income per share available for distribution:
Basic net income per share from continuing operations	$0.66	$0.47
Basic net income (loss) per share from discontinued operations, net of tax	$—	$—
Basic net income per share	$0.66	$0.47
Diluted net income per share from continuing operations	$0.66	$0.47
Diluted net income (loss) per share from discontinued operations, net of tax	$—	$—
Diluted net income per share	$0.66	$0.47
Shares used in per share computations:
Basic	29,592	29,503
Diluted	29,604	29,517
Dividends per share	$0.60	$—

PRICESMART, INC.
CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	November 30, 2012	August 31, 2012
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$84,350	$91,248
Short-term restricted cash	1,220	1,241
Receivables, net of allowance for doubtful accounts of $1 as of November 30 and August 31, 2012, respectively	6,085	5,786
Merchandise inventories	239,978	201,043
Deferred tax assets - current	5,941	5,619
Prepaid expenses and other current assets	34,628	29,955
Total current assets	372,202	334,892
Long-term restricted cash	36,520	36,505
Property and equipment, net	307,346	299,567
Goodwill	36,821	36,886
Deferred tax assets - long term	13,515	14,835
Other non-current assets	5,395	5,468
Investment in unconsolidated affiliates	8,105	7,559
Total Assets	$779,904	$735,712
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$200,829	$173,197
Accrued salaries and benefits	12,641	14,729
Deferred membership income	15,002	13,747
Income taxes payable	6,690	8,193
Other accrued expenses	13,834	17,516
Dividends payable	18,129	—
Long-term debt, current portion	7,798	7,237
Deferred tax liability - current	173	122
Total current liabilities	275,096	234,741
Deferred tax liability - long-term	2,351	2,191
Long-term portion of deferred rent	4,368	4,336
Long-term income taxes payable, net of current portion	2,108	2,512
Long-term debt, net of current portion	73,165	71,422
Other long-term liabilities (includes $1.4 million and $1.2 million for the fair value of derivative instruments and $419 and $396 for the defined benefit plans as of November 30 and August 31, 2012, respectively)	1,803	1,596
Total liabilities	358,891	316,798
Equity:
Common stock, $0.0001 par value, 45,000,000 shares authorized; 30,861,245 and 30,855,651 shares issued and 30,215,819 and 30,210,255 shares outstanding (net of treasury shares) as of November 30 and August 31, 2012, respectively.	3	3
Additional paid-in capital	385,977	384,154
Tax benefit from stock-based compensation	6,680	6,680
Accumulated other comprehensive loss	(34,782)	(33,182)
Retained earnings	79,615	77,739
Less: treasury stock at cost; 645,426 as of November 30 and August 31, 2012, respectively.	(16,480)	(16,480)
Total equity	421,013	418,914
Total Liabilities and Equity	$779,904	$735,712